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                                    EXHIBIT 10.11

                                  SECURITY AGREEMENT


    AGREEMENT made this 23rd day of December, 1996, between INTRANET SOLUTIONS, INC., a Minnesota corporation, as debtor (herein called "DEBTOR") and CIRCLE F VENTURES, LLC (herein called "LENDER"), as secured party.

    For good and valuable consideration, Debtor hereby agrees for the benefit of Lender as follows:

1.01 Debtor hereby grants Lender a security interest (the "SECURITY INTEREST") in the property described below, as security for the payment and performance of the Promissory Note of even date in the amount of $750,000 (the "NOTE"). The Security Interest shall attach to the following property of Debtor (the "COLLATERAL"), and all products and proceeds thereof:

              All accounts, instruments, documents, chattel paper, general intangibles, contract rights, securities and certificates of deposit of Debtor and all funds of Debtor on deposit, whether now existing or hereafter arising; all inventory of Debtor, whether now owned or hereafter acquired; and all equipment and fixtures of Debtor, whether now owned or hereafter acquired.

1.02     Debtor represents, warrants and agrees that:

         (a) Debtor has full authority and power to enter into this Security Agreement.

         (b) Other than liens on the Collateral and proceeds thereof in favor of Diversified Business Credit, Inc. and on certain equipment and proceeds thereof in favor of Access Graphics, Inc. and other currently existing lenders or lessors (the "PRIOR LENDERS"), Debtor has absolute title to each item of Collateral and all proceeds thereof, free and clear of all interests, liens, attachments, encumbrances and security interests.

         (c) Debtor agrees to keep the Collateral in good order and repair, and will not waste or destroy the Collateral.

         (d) Debtor will promptly pay when due all taxes and assessments upon the Collateral, which are or may become liens against the Collateral.

         (e) Debtor will keep the Collateral insured at all times against loss by fire and other hazards as to which, in the judgment of the Lender, insurance protection is reasonably necessary, by a company or companies satisfactory to Lender and in amounts sufficient to protect Lender against loss or damage to the collateral and


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              will pay the premiums therefor.

         (f) Debtor from time to time will execute and deliver any and all security agreements, financing statements and other agreements and writings which Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the rights of Lender under this Agreement.

1.03 Each of the following occurrences shall constitute an Event of Default hereunder (an "Event of Default"): (i) Debtor shall fail to pay the Note when due; (ii) breach of any representation, warranty or covenant made by Debtor hereunder; or (iii) insolvency or bankruptcy of Debtor, inability of Debtor to pay its debts as they mature, Debtor's assignment for the benefit of creditors or the institution of any proceeding based on any of the foregoing. Debtor shall pay all costs and expenses, including attorneys' fees, of Lender in connection with Debtor's default under this Security Agreement, the Note or any action to enforce Lender's rights hereunder or thereunder.

1.04 Upon the occurrence of any Event of Default under Section 1.03 and at any time thereafter, Lender may exercise one or more of the following rights and remedies: (i) declare any unmatured portion of the Note to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) subject to the rights of the Prior Lenders, exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code as enacted by the State of Minnesota. If notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 1.05) at least ten (10) calendar days prior to the date of intended disposition or other action; (iii) exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against Debtor, or against any other person or property.

1.05 This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Lender. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights or remedies available to Lender. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered, certified or ordinary mail, postage prepaid, to Debtor at its address set forth above or at its most recent address shown on Lender's records.

1.06 This Agreement, and the Security Interest granted hereby, shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by Lender and its successors and assigns, and shall be effective when executed by Debtor and delivered to Lender whether or not this Agreement is executed by Lender. Except to the extent otherwise required by law, this Agreement and the transaction evidenced hereby shall be governed by the laws of the state of Minnesota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given


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         effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

         IN WITNESS WHEREOF, this Security Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

DEBTOR:                      INTRANET SOLUTIONS, INC.



                             By  /s/Robert F. Olson
                                ----------------------------------
                             Its: Chief Executive Officer
                                 ---------------------------------


LENDER:                      CIRCLE F VENTURES, LLC



                             By  /s/Hayden R. Fleming
                               -----------------------------------
                             Its: President
                                 ---------------------------------



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